UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2023

Blue Water Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	BWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 16, 2023, Joseph Hernandez resigned as Chairman, Chief Executive Officer, and a member of the Board of Directors (the “Board”) of Blue Water Biotech, Inc. (the “Company”). The Company is reviewing its, and Mr. Hernandez’s, respective rights and obligations in connection with this resignation.

Following Mr. Hernandez’s resignation, the Board appointed James Sapirstein to serve as Interim Executive Chairman, which appointment shall be effective September 30, 2023. Mr. Sapirstein, an existing member of the Board, will step down as a member of each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee upon the effectiveness of his appointment as Interim Executive Chairman. Prior to his appointment, Mr. Sapirstein shall serve as Lead Independent Director of the Board. Mr. Sapirstein shall receive $25,000 per month as compensation for his services as Interim Executive Chairman and, pending such appointment, Lead Independent Director.

Effective August 16, 2023, Board has appointed Jon Garfield, the Company’s Chief Financial Officer, to serve as the Company’s interim principal executive officer during the pendency of Mr. Sapirstein’s appointment. During this period, Mr. Garfield shall have general supervision and direction of the business and affairs of the Company.

The biographical information for Messrs. Garfield and Sapirstein disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 26, 2023 is incorporated herein by reference.

No family relationships exist between either Mr. Garfield or Mr. Sapirstein and any other directors or executive officers of the Company. There are no transactions to which the Company is or was a participant and in which either Mr. Garfield or Mr. Sapirstein has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

The Audit Committee of the Company’s Board of Directors has commenced an independent review of Company employee expenditures and the classification thereof. The Audit Committee anticipates concluding this review as soon as practicable.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Water Biotech, Inc.

Date: August 22, 2023	By:	/s/ Jon Garfield
Jon Garfield
Chief Financial Officer